EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  John Bolten, Jr.
                              ___________________________________
                              John  Bolten, Jr.

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  William L. Brown
                              ___________________________________
                              William L. Brown

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  David R. Crichton
                              ___________________________________
                              David R. Crichton

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 20 day of January, 1998.


                              /s/  Samuel S. Dennis 3d
                              ___________________________________
                              Samuel S.  Dennis 3d

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  William R. Fenoglio
                              ___________________________________
                              William R. Fenoglio

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  Walter F. Greeley
                              ___________________________________
                              Walter F. Greeley

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  Daniel B. Hogan
                              ___________________________________
                              Daniel B. Hogan

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  C. Kevin Landry
                              ___________________________________
                              C. Kevin Landry

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  H. Nicholas Muller, III
                              ___________________________________
                              H. Nicholas Muller, III

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  Sol Sackel
                              ___________________________________
                              Sol Sackel

                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Lindsay M. Sedwick and Edward J. Trainor, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 20 day of January, 1998.


                              /s/  Lindsay M. Sedwick
                              ___________________________________
                              Lindsay M. Sedwick